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                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation of our report dated May 25, 2000 included in this Form 11-K, into Mandalay Resort Group's previously filed Registration Statement File No. 33-18278 on Form S-8.

                                          ARTHUR ANDERSEN LLP

Las Vegas, Nevada
June 26, 2000